                                                                    Exhibit 99.6


THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED JULY 18, 2000, BY AND BETWEEN ATRIX LABORATORIES INC. AND ELAN INTERNATIONAL SERVICES, LTD., AND AS MAY THEREAFTER BE AMENDED.

                            ATRIX LABORATORIES, INC.
                           CONVERTIBLE PROMISSORY NOTE


U.S.$8,010,000                                                     JULY 18, 2000


                  The undersigned, ATRIX LABORATORIES, INC., a Delaware corporation with offices at 2579 Midpoint Drive, Fort Collins, Colorado, 80525 (the "Company"), unconditionally promises to pay to ELAN INTERNATIONAL SERVICES, LTD., a Bermuda exempted limited liability company ("EIS"), or its permitted assigns, transferees and successors as provided herein (collectively with EIS, the "Holder"), on July 18, 2006, (the "Maturity Date"), at such place as may be designated by the Holder to the Company, the principal amount outstanding hereunder (not to exceed U.S.$8,010,000), or such lesser amount that shall then be payable pursuant to the terms of Section 3 hereof, together with interest on the principal amount hereof outstanding from time to time accrued at a rate per annum equal to 7.0 %, from and after the date of the initial disbursement of funds hereunder (the "Original Issue Date"), compounded on a semi-annual basis and payable quarterly in arrears, the initial such compounding to commence on the date that is six months from and after the Original Issue Date and thereafter on each anniversary (each such date, a "Compounding Date").

        SECTION 1. SECURITIES PURCHASE AGREEMENT.

                  This Note is issued pursuant to a Securities Purchase Agreement dated as of the date hereof, by and between the Company and EIS (as amended at any time, the "Securities Purchase Agreement"), and the Holder hereof is intended to be afforded the benefits thereof, including the representations and warranties set forth therein. The Company shall use the proceeds of the issuance and sale of this Note solely in accordance with the provisions set forth therein. Capitalized terms used but not otherwise defined herein shall, unless otherwise indicated, have the meanings given such terms in the Securities Purchase Agreement.


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                                      -2-


         SECTION 2.  DISBURSEMENTS.

         (a) From and after the date hereof and until July 18, 2003, disbursements shall be made by EIS to the Company hereunder in minimum increments of U.S.$500,000 (except in the event that an amount less than U.S.$500,000 shall be remaining and available for funding hereunder, in which case such lesser amount may be funded hereunder); provided, that the Company shall have, prior to each such disbursement, delivered a written request therefor to the Holder in the form attached hereto as Annex I (the "Disbursement Notice"), together with an Officer's Certificate confirming that as of such date no material breach or Event of Default exists hereunder; the Holder shall, subject to the terms and conditions hereof, fund the applicable amount within 10 business days of the receipt of the Disbursement Notice, subject to the receipt by the Holder of any required approvals under the Mergers and Takeovers (Control) Acts 1978-1996. A "business day" is any day that commercial banks are open for the transaction of business in the City of New York and in the City of San Francisco.

         (b) The Holder shall not be required to disburse any amount under this Note to the Company unless the Participants (as defined in the JDOA) of Atrix Newco, Ltd., a Bermuda exempted limited liability company ("Newco"), approve funding for the development of the Product (as such term is defined in the JDOA) pursuant to Sections 6.3 and 6.4 of the JDOA and request in writing such funding from EIS and the Company.

         (c) The Holder shall not be required to disburse more than four periodic disbursements during any calendar year.

         (d) The Holder shall not be required to disburse more than the maximum principal amount hereunder, excluding accruals of interest, of U.S.$8,010,000.

         (e) Each disbursement shall accrue interest at the rate set forth in
Section 1 from the date of disbursement through the date of payment.

         SECTION 3. PAYMENTS OF PRINCIPAL AND INTEREST.

                  Unless earlier converted in accordance with the terms of
Section 5 below, or repaid in accordance with the terms hereof or reduced pursuant to Section 4 below, the entire outstanding principal amount of this Note, together with any accrued interest thereon, shall be due and payable on the Maturity Date or at the option of the Company be redeemable on the Maturity Date for shares of common stock, par value U.S.$.001 per share (the "Common Stock"), of the Company at a price equal to the then Fair Market Value (as defined in Section 5(c)(i) hereof) of such Common Stock. Accrued interest hereon shall not be paid prior to the Maturity Date, but shall be capitalized and added to the principal amount outstanding hereunder on each Compounding Date.

         SECTION 4. REDUCTION OF AMOUNTS PAYABLE HEREUNDER

         If EIS shall have exercised its Exchange Right (as such term is defined in the Company's certificate of incorporation as amended on the Closing Date (as defined in the Securities Purchase Agreement), EIS shall cause to be paid to the Company within 30 days of such


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                                      -3-


exercise, an amount equal to 30.1% of the aggregate amount of the Development Funding (excluding any accrued and unpaid interest hereunder) (the "Make-Whole Amount") through the date of such exercise provided to Newco (by or on behalf of the Company and EIS and their respective affiliates and subsidiaries) from and after the Closing Date and until the date of such exercise. EIS may pay the Make-Whole Amount, at its option, either (i) in cash by wire transfer to an account designated by the Company, (ii) by offset against the amount then payable under this Note, or (iii) a combination of (i) and (ii). Any such reduction of this Note shall be evidenced in writing by an appropriate notation hereon or such other documentation as shall be agreed to in writing by the Company and the holder hereof, which agreement shall not be unreasonably withheld or delayed.

         SECTION 5. CONVERSION.

         (a) Conversion Right.

                  (i) From the date that is two years after the Original Issue Date until this Note is repaid in full, the Holder shall have the right, in its sole discretion, to convert all or any portion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder, (the "Conversion Right"), into such number of shares of Common Stock, that shall be obtained by dividing the sum of the outstanding principal amount and all accrued and unpaid interest thereon by $14.60, subject to adjustment as provided below in this Section (the "Conversion Price"), provided, that if upon exercise of the Conversion Right, EIS' ownership would exceed 19.9% of the issued and outstanding shares of Common Stock on a fully diluted basis, EIS shall to the extent of such excess receive non-voting securities of the Company.

                  (ii) The Holder shall be entitled to exercise the Conversion Right from time to time as to the unconverted portion of this Note upon at least 10 business days' prior written notice to the Company, such notice to be in the form attached hereto as Annex II. Within 10 business days of the conversion date specified in such notice (which date shall in no event be prior to the date the Company receives such notice), the Company shall issue appropriate stock certificates to EIS representing the aggregate number of shares of Common Stock due to EIS as a result of such conversion.

         (b) Reclassification, Etc. In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder (other than a change in par value, or from par value to no par value), or (ii) any merger or consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the surviving entity and that does not result in any reclassification or change of the class of securities issuable upon the conversion of the outstanding principal amount and accrued and unpaid interest then-outstanding hereunder), or (iii) any sale or lease of all or substantially all the assets of the Company, then the Company, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the Holder a new Note or a supplement hereto (in form and substance reasonably satisfactory to the Holder of this Note), so that the Holder shall have the right to receive, in lieu of the shares of Common Stock otherwise issuable upon the conversion of such outstanding principal amount and accrued and unpaid interest then-outstanding hereunder, the kind and amount of shares of stock and other securities, money and property receivable upon such reclassification, reorganization, change, merger, consolidation or conversion by a holder of the number of shares of Common Stock then issuable under this Note. Such new Note shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5(b) shall similarly attach to successive reclassifications, reorganizations, changes, mergers, consolidations, transfers or conversions.

         (c) Below Market Issuance; Stock Dividends; Etc. If at any time while there is any outstanding principal amount and accrued interest then-outstanding hereunder the Company shall:

                  (i) issue or sell any shares of Common Stock at a price below the then-current Fair Market Value per share (as defined below), the Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 5(c)) be adjusted to a price equal to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance, and
(x) the number of shares of Common Stock that the aggregate consideration received or to be received by the Company for such issuance would purchase at such Conversion Price; and the denominator of which shall be the sum of (y) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance and (z) the number of additional shares of such Common Stock so issued or sold; for purposes hereof, "Common Stock deemed outstanding" as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of preferred stock could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date; for purposes hereof, "Fair Market Value" shall mean (x) the average of the closing prices on the 20 trading days prior to such determination on the principal national securities exchange on which the Common Stock is traded, if any, (y) the average of the last quoted prices on the 20 trading days prior to such determination if the Common Stock is traded on the Nasdaq National Market or Nasdaq SmallCap Market, or (z) if the Common Stock is not listed on a national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then as determined in good faith by the Company's Board of Directors and reasonably agreed to by EIS; provided, however, that the Corporation may issue, without triggering the foregoing provisions of this paragraph (A) shares of Common Stock upon conversion of its preferred stock; (B) securities or rights or options issued to employees, consultants or directors in accordance with plans approved by the Corporation's Board of Directors, (C) securities or rights or options under the Atrix Employee Stock Purchase Plan, and (D) shares of Common Stock upon conversion of 7% Convertible Subordinated Notes due 2004.

                  (ii) fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or property or rights convertible into, or entitling the holder thereof to receive directly or indirectly, any additional shares of Common Stock or other securities or property (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock or other securities or property issuable upon conversion or exercise thereof) then, the Conversion Right shall be for, in addition to the number of shares of the Common Stock otherwise deliverable upon exercise of the Conversion Right, and without adjustment to the Conversion Price, the amount of such additional shares of Common Stock and any Common Stock Equivalents that the holder hereof would have received or become entitled to receive on the same terms and conditions as if such holder had been a holder of record of such Common Stock as shall have been deliverable immediately prior to such record date pursuant to the terms of this
Section 5, unless such record date is fixed and such dividend is not paid or if such distribution, split or subdivision is not fully made on the date fixed therefor.

                  (iii) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

                  (iv) The following provisions shall apply for purposes of this
Section 5:

                  (A) the aggregate maximum number of shares of Common Stock or other amount of securities or property issuable or deliverable as the case may be, or delivered upon conversion or exercise of Common Stock Equivalents (assuming the satisfaction of any conditions to convertibility or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) shall be deemed to have been issued or delivered at the time such Common Stock Equivalents were issued;

                  (B) in the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon conversion or exercise of such Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities; and

                  (C) upon the termination or expiration of the convertibility or exercisability of any such Common Stock Equivalents, the Conversion Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents which remain convertible or exercisable) actually issued upon the conversion or exercise of such Common Stock Equivalents.

         (d) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets, cash (excluding cash dividends declared out of retained earnings) or options or rights not referred to in the previous Section (c), then, in each such case for the purpose of this Section (d), then the Conversion Right shall be for a proportionate share of any such distribution as though the holders of this Note were the holders of the number of shares of Common Stock of the Corporation into which their Note was convertible immediately prior to the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

         (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation, any certificate of designations or bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of EIS against impairment.

         (f) Notice of Adjustments. Whenever the consideration issuable upon a conversion hereunder shall be changed pursuant to this Section 5, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the change and the kind and amount of shares of stock and other securities, money and property subsequently issuable upon a conversion hereof. Such certificate shall be signed by its chief financial officer and shall be delivered to EIS.

         (g) Fractional Shares; Rounding. No fractional shares of Common Stock will be issued in connection with any conversion hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the applicable Conversion Price. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         SECTION 6. EVENTS OF DEFAULT.

                  The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

         (a) a default in the payment of the principal amount of this Note, when and as the same shall become due and payable;

         (b) a default in the payment of any accrued and unpaid interest on this Note, when and as the same shall become due and payable;

         (c) a material breach by the Company of its obligations under any of the Transaction Documents, which breach remains uncured at the conclusion of the cure period specified within the relevant Transaction Documents, after written notice thereof by EIS, or if no cure period is specified, within 30 days after written notice thereof by EIS; provided, however that if the Company has proposed a course of action to rectify the breach and is acting in good faith to rectify the same but has not cured the breach by the end of the applicable cure period, such cure period shall be extended by for so long as is reasonably necessary to permit the breach to be rectified;

         (d) the Company is unable to pay its debts in the normal course of business;

         (e) the Company ceases wholly or substantially to carry on its business, otherwise than for the purpose of a reconstruction or amalgamation, without the prior written consent of the EIS (such consent not to be unreasonably withheld);

         (f) an involuntary proceeding is commenced or an involuntary petition is filed in a court of competent jurisdiction seeking relief in respect of the Company or of a substantial part of the property or assets of the Company, under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership or similar law, or the winding-up or liquidation of the Company; and such proceeding or petition continues undismissed for 60 days or an order or decree approving or ordering any of the foregoing is entered;

         (g) the Company (i) voluntarily commences any proceeding or files a petition seeking relief under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) consents to the institution of or fails to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (f) above, (iii) applies for or consents to the appointment of a receiver, trustee, conservator or similar official for the Company or for a substantial part of the property or assets of the Company, or (iv) makes a general assignment for the benefit of creditors; or

         (h) any other termination of the JDOA, other than a termination by the Company pursuant to Clause 19 of the JDOA.

         SECTION 7. REMEDIES IN THE EVENT OF DEFAULT.

         (a) In the case of any Event of Default by the Company, the Holder may in its sole discretion demand that the aggregate amount of funds advanced to the Company under this Note and outstanding hereunder and accrued and unpaid interest thereon shall, in addition to all other rights and remedies of the Holder hereunder and under applicable law, be and become immediately due and payable upon written notice delivered by the Holder to the Company. Notwithstanding the preceding sentence, the rights of the Holder as set forth in
Section 5 hereunder shall survive any such acceleration and payment.

         (b) The Company hereby waives demand and presentment for payment, notice of nonpayment, protest and notice of protest, diligence, filing suit, and all other notice and promises to pay the Holder its costs of collection of all amounts due hereunder, including reasonable attorneys' fees.

         (c) In the case of any Event of Default under this Note by the Company, this Note shall continue to bear interest after such default, until such default is cured, at the interest rate otherwise in effect hereunder plus 3% per annum (but in any event not in excess of the maximum rate of interest permitted by applicable law).


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                                      -8-


         SECTION 8. VOTING RIGHTS.

         This Note shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to its conversion.

         SECTION 9.  SENIORITY.

         The Company shall not incur any indebtedness for money borrowed which shall rank senior to this Note without the prior written consent of the Holder; provided, however, that the Company may incur additional indebtedness which ranks pari passu with the obligations evidenced hereby.

         SECTION 10.  MISCELLANEOUS.

         (a) This Note and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All or any part of this Note may be assigned or transferred by the Holder and its permitted assigns and transferees to their respective affiliates and subsidiaries, as well as any special purpose financing or similar vehicle established by the Holder. Other than as set forth above, no party shall assign or transfer all or any part of this Note, or any interest therein, without the prior written consent of the other party.

         (b) All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

                (ii)     if to the Company, to:

                         Atrix Laboratories, Inc.
                         2579 Midpoint Drive
                         Fort Collins, Colorado 80525
                         Attention:  Chief Executive Officer
                         Facsimile:  (970) 482-9735
                         with a copy to:

                         Morrison & Foerster LLP
                         370 17th Street, Suite 5200
                         Denver, Colorado 80202
                         Attention:  Warren L. Troupe, Esq.
                         Facsimile: (303) 592-1510

                (iii)    if to EIS, to:

                         Elan International Services, Ltd.
                         102 St. James Court
                         Flatts, Smiths Parish
                         Bermuda FL 04
                         Attention:  Chief Executive Officer
                         Facsimile:  (441) 292-2224

                         with a copy to:

                         Brock Silverstein LLC
                         800 Third Avenue
                         21st Floor
                         New York, New York 10022
                         Attention:  David Robbins, Esq.
                         Facsimile:  (212) 371-5500

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 10. Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, the next business day following the date of transmission as evidenced by confirmation receipt.

         (c) This Note may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and the Holder dated after the date hereof.

         (d) This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Any dispute under this Note that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and the Company consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute.

         (e) This Note may be executed and delivered to the Holder by a facsimile transmission; such transmission shall be deemed a valid signature.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first above written.


                              ATRIX LABORATORIES, INC.

                              By: /s/ DAVID R. BETHUNE
                                  --------------------------------------------
                                  Name:  David R. Bethune
                                  Title:  Chairman and Chief Executive Officer

                                     ANNEX I

                   FORM OF NOTICE OF REQUEST FOR DISBURSEMENT

Date:

To:               Elan International Services, Ltd.

From:             Atrix Laboratories, Inc.

Re:               Disbursement Request

--------------------------------------------------------------------------------


         Pursuant to the terms of the Convertible Promissory Note (the "Note") issued by Atrix Laboratories, Inc. (the "Company") to Elan International Services, Ltd. ("EIS"), dated July __, 2000, the Company hereby notifies EIS of its request for a disbursement thereunder in the amount of $_________. Please provide funding in the requested amount to the Company in accordance with the following wire instructions:

                      [



                                                                       ]


                                          ATRIX LABORATORIES, INC.

                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    ANNEX II

            FORM OF NOTICE OF ELECTION TO EXERCISE A CONVERSION RIGHT

Date:

To:               ATRIX LABORATORIES, INC.

From:

Re:               Exercise of a Conversion Right

--------------------------------------------------------------------------------

                  Pursuant to the terms of the Convertible Promissory Note (the "Note") issued by Atrix Laboratories, Inc., a Delaware corporation (the "Company") to ______________ ("Holder") dated ___________, _____, specifically
Section 5 thereof, Holder hereby notifies the Company of its intention to exercise a right of conversion.

                  Pursuant to Section 5 of the Note, Holder hereby elects to convert U.S.$________ in aggregate principal amount and all accrued and unpaid interest thereon for shares of the Company's Common Stock, par value $.001 per share, effective __________, ____.

                  We have instructed our attorneys to contact the Company to discuss the timing and documentation of the conversion.

                                           Sincerely,

                                           [HOLDER]

                                           By:
                                               ---------------------------------
                                           Name:
                                           Title: